UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 25, 2008

LIFESCIENCES OPPORTUNITIES INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-52836	20-0594204
(Commission File Number)	(IRS Employer Identification No.)

8500 Wilshire Boulevard, Suite 105, Beverly Hills, California	90211
(Address of Principal Executive Offices)	(Zip Code)

(310) 659-5101

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02 Unregistered Sale of Equity Securities

On April 25, 2008, Lifesciences Opportunities Incorporated (the “Company”) closed its private offering (“Private Offering”) of 12% convertible debentures (“Debentures”). Aggregate gross proceeds from the Private Offering amounted to $855,000. In accordance with the terms of the private placement memorandum for the Private Offering, the Company also issued the investors in the Debentures, 855,000 shares (“Additional Shares”) of its common stock, par value $.0001 (“Common Stock”). Pursuant to an Amended and Restated Selling Agreement (“Selling Agreement”) by and between the Company and Dawson James Securities, Inc., a licensed broker-dealer (“Dawson James”), the Company paid cash commissions of $85,500 to Dawson James equal to 10% of the gross proceeds raised in the Private Offering. At the closing, the Company issued Dawson James five-year warrants to purchase, at an exercise price of $1.00 per share, shares of Common Stock equal to 10% of the Additional Shares sold by Dawson James in the Private Offering, or 85,500 shares of Common Stock (“Broker-Dealer Warrants”).

Maturity Date. The maturity date of the Debentures is the earlier of: (i) completion of a public offering (“Public Offering”) of the Company’s Common Stock resulting in gross proceeds of at least $5,000,000; or (ii) 180 days from April 25, 2008 (the “Debenture Maturity Date”). The Debentures accrue interest at the rate of 12% per annum, which interest is payable in cash on the Debenture Maturity Date. Fifty percent (50%) of the principal amount of the Debentures, including any accrued and unpaid interest, is payable in cash on the Debenture Maturity Date, and the remaining 50% is subject to mandatory conversion into shares of Common Stock.

Mandatory Conversion. Fifty percent (50%) of the outstanding and unpaid principal amount of the Debentures will mandatorily convert into Common Stock on the Debenture Maturity Date at a conversion rate equal to fifty percent (50%) of the purchase price of the Common Stock in the Public Offering. In the event the Company has not commenced a Public Offering by the Debenture Maturity Date, then the conversion price will be $0.50 per share.

Lock-up Provision. The Company and each investor entered into a lock-up agreement which provides that the Additional Shares issued to each respective investor are subject to the following lock-up provisions: (i) one-third (1/3) of the Additional Shares will be eligible for resale at the commencement of the Public Offering; (ii) one-third (1/3) of the Additional Shares will be subject to a three-month lock-up period beginning on the date of commencement of the Public Offering; and (iii) one-third (1/3) of the Additional Shares will be subject to a six-month lock-up period beginning on the date of commencement of the Public Offering.

Registration Rights. The Company entered into a registration rights agreement with each investor which provides that the Company is required to file a registration statement with the Securities and Exchange Commission registering the Additional Shares and the shares of Common Stock underlying the Debentures within forty-five (45) days of April 25, 2008 (the “Filing Date”). The agreement provides that if the registration statement has not been filed by the Filing Date or declared effective within ninety (90) days of the Filing Date, the Company is required to pay the investors a two percent (2%) penalty, payable in cash or Common Stock, at the option of the Company.

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Events of Default and Acceleration. Under the terms of the Debenture, the occurrence of any of the following events constitutes an “Event of Default”: (i) the Company's failure to pay timely any amount due under the Debenture, and such failure continues for ten business days provided the Debenture holder provides notice of default to the Company; (ii) bankruptcy, reorganization, insolvency, liquidation or similar proceedings are instituted by or against the Company; (iii) any material breach by the Company, that remains uncured for greater than five days after the Company’s receipt of written notice, of any of the terms of the Debenture (other than payment obligations); (iv) dissolution of the Company; or (v) cessation or liquidation of the Company's business or suspension of the Company's business for more than forty-five consecutive days. If an Event of Default occurs, the Debenture holder may, then or at any time after the occurrence of an Event of Default, and at its option, accelerate maturity and cause the entire unpaid principal balance of the Debenture, together with accrued interest, to become immediately due and payable.

As a condition to the closing of the Private Offering, Pacific Holdings Syndicate, LLC, the Company’s majority shareholder, which shareholder is managed and majority owned by executive officers of the Company, Mr. James Morel, Dr. William Kirby and Mr. Ian Kirby, returned an aggregate of 855,000 of its 6,712,500 shares of Common Stock to the Company for cancellation.

The Debentures and Additional Shares were issued pursuant to exemptions from registration under the Securities Act of 1933, as amended, provided by Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act to purchasers who are "accredited investors" within the meaning ascribed to that term in Rule 501(a) under the Securities Act. No advertising or general solicitation was employed in offering the securities.

Copies of the form of debenture, form of subscription agreement, form of registration rights agreement, form of lock-up agreement, form of Broker-Dealer Warrant, and Selling Agreement, relating to the above transactions are attached to this Form 8-K as exhibits 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, respectively. The foregoing descriptions of the above transactions are qualified in their entirety by reference to such exhibits, which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed herewith.

Exhibit	Description
4.1	Form of 12% Convertible Debenture
10.1	Form of Subscription Agreement
10.2	Form of Registration Rights Agreement
10.3	Form of Lock-Up Agreement
10.4	Form of Broker-Dealer Warrants
10.5	Amended and Restated Selling Agreement, dated March 31, 2008, by and between Lifesciences Opportunities Incorporated and Dawson James Securities, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIFESCIENCES OPPORTUNITIES INCORPORATED (Registrant)

	By:	/s/ James Morel
Name: James Morel
Title: Chief Executive Officer

Date: May 1, 2008

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EXHIBIT INDEX

Exhibit	Description
4.1	Form of 12% Convertible Debenture
10.1	Form of Subscription Agreement
10.2	Form of Registration Rights Agreement
10.3	Form of Lock-Up Agreement
10.4	Form of Broker-Dealer Warrants
10.5	Amended and Restated Selling Agreement, dated March 31, 2008, by and between Lifesciences Opportunities Incorporated and Dawson James Securities, Inc.